UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PEAK RESORTS, INC.
(Name of Registrant as Specified In Its Charter) VAIL RESORTS, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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The following disclosures were included in a Current Report on Form 8-K filed by Vail Resorts, Inc. concurrently herewith:

Item 8.01. Other Events.

As previously disclosed in the Current Report on Form 8-K filed on July 22, 2019 by Vail Resorts, Inc., a Delaware corporation (“Vail Resorts”), Vail Holdings, Inc., a Colorado corporation (the “Company”), a wholly-owned subsidiary of Vail Resorts, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Peak Resorts, Inc., a Missouri corporation (“Peak”), VRAD Holdings, Inc., a Missouri corporation and a direct, wholly-owned subsidiary of the Company, and, solely for the purposes stated in Section 9.14 of the Merger Agreement, Vail Resorts, relating to the proposed acquisition of Peak by the Company.

On August 28, 2019, the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired with respect to the proposed acquisition of Peak by the Company. Expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the acquisition set forth in the Merger Agreement.

The merger remains subject to certain other closing conditions, including the affirmative vote of the holders of at least two-thirds of the outstanding shares of Peak’s common stock and Series A preferred stock entitled to vote at the special meeting of Peak’s shareholders to be held on September 20, 2019, voting together as a single class on an as-converted basis. The acquisition is expected to be completed in fall 2019.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction. Peak filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on August 20, 2019 and will file or furnish other relevant materials with the SEC. This communication is not a substitute for the proxy statement or any other document that may be filed by Peak with the SEC. Before making any voting or investment decision with respect to the merger, investors and shareholders of Peak are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Peak with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov.

Participants in the Solicitation

Peak and Vail Resorts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Peak shareholders in connection with the merger. Information about Vail Resorts’ directors and executive officers is set forth in its 2018 proxy statement on Schedule 14A filed with the SEC on October 22, 2018 and its Annual Report on Form 10-K for the year ended July 31, 2018, filed on September 28, 2018, respectively. Information about Peak’s directors and executive officers is set forth in its Annual Report on Form 10-K/A for the year ended April 30, 2019, filed with the SEC on August 27, 2019. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger is included in the proxy statement with respect to the merger that Peak filed with the SEC and furnished to Peak’s shareholders.

Forward-Looking Statements

Certain statements discussed in this communication, including statements about the expected timing, completion and effects of the proposed transaction and all other statements in this communication, other than historical facts, constitute forward-looking statements within the meaning of the federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. As relates to the proposed transaction, the parties may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain shareholder approval or the failure to satisfy the closing conditions, (3) risks related to disruption of the attention of Vail Resorts’ and Peak’s management from their respective ongoing business operations due to the proposed transaction, and (4) the effect of the announcement of the proposed transaction on the ability of each party to retain and hire key personnel and maintain relationships with resort patrons, its suppliers, operating results and business generally. Other risks and uncertainties related to the business of Vail Resorts and Peak, on a combined basis, include but are not limited to prolonged weakness in general economic conditions, including adverse effects on the overall travel and leisure related industries; unfavorable weather conditions or the impact of natural disasters; risks related to Vail Resorts’ reliance on information technology, including Vail Resorts’ failure to maintain the integrity of its customer or employee data; risks related to cyber-attacks; willingness of Vail Resorts’ guests to travel due to terrorism, the uncertainty of military conflicts or outbreaks of contagious diseases, and the cost and availability of travel options and changing consumer preferences; the seasonality of Vail Resorts’ business combined with adverse events that occur during Vail Resorts’ peak operating periods; competition in Vail Resorts’

mountain and lodging businesses; high fixed cost structure of Vail Resorts’ business; Vail Resorts’ ability to fund resort capital expenditures; risks related to a disruption in Vail Resorts’ water supply that would impact Vail Resorts’ snowmaking capabilities and operations; Vail Resorts’ reliance on government permits or approvals for its use of public land or to make operational and capital improvements; risks associated with obtaining governmental or third party approvals; risks related to federal, state, local and foreign government laws, rules and regulations; risks related to changes in security and privacy laws and regulations which could increase Vail Resorts’ operating costs and adversely affect its ability to market its products and services effectively; Vail Resorts’ ability to hire and retain a sufficient seasonal workforce; risks related to Vail Resorts’ workforce, including increased labor costs; loss of key personnel; adverse consequences of current or future legal claims; a deterioration in the quality or reputation of Vail Resorts’ brands, including its ability to protect its intellectual property and the risk of accidents at Vail Resorts’ mountain resorts; Vail Resorts’ ability to successfully integrate acquired businesses, or that acquired businesses may fail to perform in accordance with expectations, including Triple Peaks, Stevens Pass, Falls Creek, Hotham, the resorts owned by Peak or future acquisitions; Vail Resorts’ ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, with respect to acquired businesses; risks associated with international operations; fluctuations in foreign currency exchange rates where Vail Resorts has foreign currency exposure, primarily the Canadian and Australian dollars; changes in accounting judgments and estimates, accounting principles, policies or guidelines or adverse determinations by taxing authorities; risks associated with uncertainty of the impact of recently enacted tax reform legislation in the United States; a materially adverse change in Vail Resorts’ financial condition; and other risks detailed in Vail Resorts’ filings with the SEC, including the “Risk Factors” section of Vail Resorts’ Annual Report on Form 10-K for the fiscal year ended July 31, 2018, which was filed on September 28, 2018.

All forward-looking statements attributable to Vail Resorts or any persons acting on Vail Resorts’ behalf are expressly qualified in their entirety by these cautionary statements. All guidance and forward-looking statements in this communication are made as of the date hereof and we do not undertake any obligation to update any forecast or forward-looking statements whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vail Resorts, Inc.
Date: August 29, 2019	By:	/s/ David T. Shapiro
David T. Shapiro
Executive Vice President, General Counsel & Secretary